QUANT FUNDS

AMENDED AND RESTATED SUPPLEMENT
DATED APRIL 4, 2011, AS REVISED APRIL 4, 2011 TO
PROSPECTUS DATED AUGUST 1, 2010
AND
STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2010

AS SUPPLEMENTED THROUGH FEBRUARY 4, 2011

QUANT QUALITY FUND
(Ticker Symbols: USBOX (Ordinary Shares); QGIAX (Institutional Shares))

And

QUANT SMALL CAP FUND
(Ticker Symbols: USBNX (Ordinary Shares); QBNAX (Institutional Shares))

The information in the Quant Funds’ Prospectus (the “Prospectus”) and its Statement of Information (the “SAI”), each dated August 1, 2010, and as supplemented through February 4, 2011, is hereby amended as follows:

1. This Item relates to Quant Small Cap Fund.

The corresponding information in the Prospectus relating to Quant Small Cap Fund is deleted in its entirety and replaced with the following:

Management

The Fund is managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors.   The Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”).

Investment Team	Fund Experience
Robert A. von Pentz, CFA	Senior Equity Portfolio Manager and Research Analyst since 1996
Rhys Williams, CFA	Senior Equity Portfolio Manager and Research Analyst since 1997

2. This Item relates to Quant Quality Fund only.

The corresponding information in the Prospectus relating to Quant Quality Fund is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.53%	0.50%
Total Annual Fund Operating Expenses Fee Waiver** Total Annual Fund Operating Expenses After Fee Waiver	1.78% (0.15%) 1.63%	1.50% (0.50%) 1.00%

*The expense information in the table has been restated to reflect current fees.
** The Manager has agreed until July 31, 2012 to (a) waive 0.15 percent of its management fee if the Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if the Fund’s average daily net assets are $100 million or more, and (b) waive or reimburse Fund expenses relating to Institutional Shares such that the total annual fund operating expenses relating to Institutional Shares is not greater than 1.00 percent.  The Fund’s board has the right to terminate either or both arrangements in its discretion.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$178	$537	$942	$2,074
Institutional Class	$150	$401	$748	$1,726

3. This Item relates to Quant Small Cap Fund only.

The corresponding information in the Prospectus relating to Quant Small Cap Fund is deleted in its entirety and replaced with the following:

Portfolio Management. The Small Cap Fund is co-managed by Rhys Williams and Robert von Pentz. Mr. Williams is primarily responsible for day-to-day recommendations with respect to the Fund’s portfolio.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Robert A. Von Pentz, CFA	Since 1996	Chief Investment Officer and head of Equity Investments since 1996 Investment Professional since 1984

Rhys Williams, CFA	Since 1997	Senior Equity Portfolio Manager since 1997 Investment professional since 1990

4.           This Item relates to Quant Small Cap Fund.

The corresponding information in the SAI relating to Quant Small Cap Fund is deleted in its entirety and replaced with the following:

Quant Small Cap Fund– Columbia (as of January 27, 2011)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Robert A. von Pentz, CFA	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	122	$1,541.0 mil.	1	$30.8 mil.
Rhys Williams	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	1	$155.9 mil.	1	$155.9 mil.
	Other Accounts	81	$1179.7 mil.	2	$105.4 mil.

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year most recently ended.

Quant Fund and Portfolio Manager	Dollar Range of Equity Securities Owned

Small Cap Fund (Columbia)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Robert A. von Pentz, CFA	None	None	None	None	None	None
Rhys Williams						X

*     *     *

The rest of each of the Prospectus and SAI remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE